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
MILLION DOLLAR SALOON, INC     CITIZENS NATIONAL BANK IN WAXAHACHIE
6848 GREENVILLE                200 N  ELM  P 0 BOX 717                Loan Number 103723
DALLAS, TX 75231               WAXAHACHIE, TX 75165                   Date01-29-2004
                                                                      Maturity Date 01-29-2019
                                                                      Loan Amount $2,000,000.00
                                                                      Renewal Of_____________


BORROWER'S NAME AND ADDRESS          LENDER'S NAME AND ADDRESS
"I" includes each borrower     "You" means the lender, its successors
above, jointly and severally.             and  assigns.
------------------------------ -------------------------------------- -------------------------

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of TWO MILLION AND NO/100 Dollars $2.000.000.00
[X] Single Advance: I will receive all of this principal sum on 01-29-2004 . No additional advances are contemplated under this note.
[_] Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On
     _________________________________    I   will   receive   the   amount   of
     $______________________ and future principal advances are contemplated.

     Conditions: The conditions for future advances are_________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     [_] Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on____________________________.
     [_] Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay  interest on the  outstanding  principal  balance from
          01-29-2004 at the rate of 6.500 % per year until 01-29-2005.
[X]  Variable Rate: This rate may then change as stated below.
     [X] Index Rate: The future rate will be 1.000 PERCENT ABOVE the following index rate: THE HIGHEST RATE ON CORPORATE LOANS POSTED BY AT LEAST 75% OF THE USA'S THIRTY LARGEST BANKS KNOWN AS THE WALL STREET JOURNAL PRIME RATE. THE RESULT OF THIS CALCULATION WILL BE ROUNDED TO THE NEAREST 0.125
     [X] Ceiling Rate: The interest rate ceiling for this note is the __________ ceiling rate announced by the Credit Commissioner from time to time.
     [X] Frequency and Timing: The rate on this note may change as often as EVERY 12TH MONTH BEGINNING 01-29-2005
          A change in the interest rate will take effect ON THE SAME DAY
     [X] Limitations: During the term of this loan, the applicable annual interest rate will not be more than 12.500 % or less than 6.500 %. The rate may not change more than 2.000% each 12TH MONTH

     Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
     [X] The amount of each scheduled           [_]  The  amount  of  the  final
     payment will change.                       payment will change,
     [_] _______________________________________________________________________
ACCRUAL METHOD: Interest will be calculated on a ACTUAL/365 basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
     [_] on the same fixed or variable rate basis in effect before maturity (as indicated above).
     [X] at a rate equal to HIGHEST RATE ALLOWED BY LAW
[X] LATE CHARGE: If a payment is made more than 10 days after it is due, I agree to pay a late charge of 5.000% OF THE PAYMENT AMOUNT WITH A MAX OF $1000.00

[_] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [_] are [_] are not included in the principal amount above:
     ___________________________________________________________________________
PAYMENTS: I agree to pay this note as follows:
180 MONTHLY PAYMENTS OF $17,425.94 BEGINNING 02-29-2004. THIS IS A VARIABLE RATE LOAN AND THE PAYMENT AMOUNTS MAY CHANGE AFTER THE 12TH PAYMENT AND EVERY 12TH PAYMENT THEREAFTER.

ADDITIONAL TERMS:

                                                --------------------------------
                                                [X]   SECURITY:   This  note  is
                                                separately  secured by (describe
                                                separate  document  by type  and
                                                date):

                                                DEED OF TRUST DATED  JANUARY 29,
                                                2004

                                                (This   section   is  for   your
                                                internal use.  Failure to list a
                                                separate  security document does
                                                not mean the agreement  will not
                                                secure this note.)
                                                --------------------------------

                                                PURPOSE:  The  purpose  of  this
                                                loan is REFINANCE  LAND PURCHASE
                                                LOAN.
--------------------------------------------
THIS WRITTEN LOAN AGREEMENT REPRESENTS THE SIGNATURES: I AGREE TO THE TERMS FINAL AGREEMENT BETWEEN THE PARTIES AND MAY OF THIS NOTE (INCLUDING THOSE ON NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, PAGE 2). I HAVE RECEIVED A COPY
CONTEMPORANEOUS,    OR    SUBSEQUENT    ORAL    ON TODAY'S DATE.
AGREEMENTS  OF  THE  PARTIES.  THERE  ARE NO
UNWRITTEN ORAL AGREEMENTS BETWEEN PARTIES.      MILLION DOLLAR SALOON, INC.
--------------------------------------------

DEFINITIONS: As used on page 1, "[X]        You  will  not  be  liable  for  the
" means the terms  that apply to his        dishonor any check when the dishonor
loan.  ."I,".  ; me" or  "my"  means        occurs because you set off this debt
each  Borrower  who signs  this note        against any of my accounts.  I agree
and  each  other   person  or  legal        to hold you  harmless  from any such
entity    (including     guarantors,        claims  arising  as a result of your
endorsers,  and sureties) who agrees        exercise of your right of set-off.
to pay this note (together  referred        REAL ESTATE OR  RESIDENCE  SECURITY:
to as "us").  You" or  "your"  means        If  this  note  is  secured  by real
the  Lender and its  successors  and        estate  or  a   residence   that  is
assigns.                                    personal property,  the existence of
APPLICABLE LAW: The law of the state        a default and your remedies for such
of Texas will govern this note.  Any        a  default  will  be  determined  by
term of this note which is  contrary        applicable  law, by the terms of any
to   applicable   law  will  not  be        separate   instrument  creating  the
effective,  unless  the law  permits        security interest and, to the extent
you  and  me  to  agree  to  such  a        not   prohibited   by  law  and  not
variation.  If any provision of this        contrary   to  the   terms   of  the
agreement    cannot   be    enforced        separate security instrument, by the
according  to its  Terms,  this fact        "Default" and "Remedies"  paragraphs
will not affect  the  enforceability        herein.
of the remainder of this  agreement.        DEFAULT:  I will  be in  default  on
No  modification  of this  agreement        this loan and any agreement securing
may be  made  without  your  express        this  loan if any one or more of the
written  consent.  Time  is  of  the        following occurs:
essence in this agreement.                  (1) I fail to perform any obligation
COMMISSIONS OR OTHER REMUNERATION: I        which I have undertaken in this note
understand   and   agree   that   my        or any agreement securing this note;
insurance premiums paid to insurance        *see addendum*
companies  as part of this note will        (2) you, in good faith, believe that
involve  money  retained  by  you or        the   prospect  of  payment  or  the
paid back to you as  commissions  or        prospect  of my  performance  of any
other remuneration.                         other of my  obligations  under this
In addition;  I understand and agree        note or any agreement  securing this
that some  other  payments  to third        note is impaired; or
parties  as part of  this  note  may        (3) I  fail  to  pay,  or  keep  any
also involve  money  retained by you        promise,  on any debt or agreement I
or paid  back to you as  commissions        have  with  you   unless   otherwise
or other remuneration.                      prohibited by law.
PAYMENTS:  Each  payment  I make  on        If any of us are in  default on this
this  note  will  first  reduce  the        note or any security agreement,  you
amount I owe you for  charges  which        may exercise your  remedies  against
are neither  interest nor principal,        any or all of us.
The  remainder  of each payment will        REMEDIES: If I am in default on this
then reduce accrued unpaid interest,        note you have,  but are not  limited
and then  unpaid  principal.  If you        to, the following remedies:
and   I   agree   to   a   different        (1) You may demand immediate payment
application  of  payments,  we  will        of   my   debt   under   this   note
describe our agreement on this note.        (principal,  accrued unpaid interest
I may  prepay  a  part  of,  or  the        and other accrued charges).
entire  balance of this loan without        (2)  You  may  set  off  this   debt
penalty,  unless we  specify  to the        against  any  right  I  have  to the
contrary  on this note.  Any partial        payment of money  from you,  subject
prepayment will not excuse or reduce        to  the   terms  of  the   "Set-Off"
any later  scheduled  payment  until        paragraph herein.
this  note is  paid in full  unless,        (3)   You   may   demand   security,
when I make the prepayment,  you and        additional  security,  or additional
I agree in writing to the contrary).        parties to be  obligated to pay this
INTEREST:  Interest  accrues  on the        note as a  condition  for not  using
principal remaining unpaid from time        any other remedy.
to time,  until  paid in full.  If I        (4) You may refuse to make  advances
receive the  principal  in more than        to me or allow  purchases  on credit
one advance, each advance will start        by me.
to earn interest only when I receive        (5) You may use any  remedy you have
the advance.  The  interest  rate in        under state or federal law.
effect  on this  note  at any  given        By  selecting  any  one or  more  of
time  will   apply  to  the   entire        these  remedies  you do not  give up
principal  advanced  at  that  time.        your  right to later  use any  other
Notwithstanding   anything   to  the        remedy.  By  waiving  your  right to
contrary,  I do not agree to pay and        declare  an event to lie a  default,
you do not intend to charge any rate        you do not waive your right to later
of interest  that is higher than the        consider  the event as a default  if
maximum  rate of interest  you could        it continues or happens again.
charge under  applicable law for the        COLLECTION   COSTS  AND   ATTORNEY'S
extension  of credit  that is agreed        FEES:  I agree  to pay all  costs of
to  here  (either  before  or  after        collection, replevin or any other or
maturity). If any notice of interest        similar  type  of  cost  if I am  in
accrual is sent and is in error,  we        default. In addition, if you hire an
mutually agree to correct it, and if        attorney  to collect  this  note,  I
you actually  collect more  interest        also  agree to pay any fee you incur
than   allowed   by  law  and   this        with such  attorney plus court costs
agreement, you agree to refund it to        (except where prohibited by law), To
me.                                         the extent  permitted  by the United

INDEX  RATE:  The index  will  serve        States Bankruptcy Code, I also agree
only as a  device  for  setting  the        to  pay  the  reasonable  attorney's
rate  on  this  note.   You  do  not        fees and costs you incur to  collect
guarantee by  selecting  this index,        this  debt as  awarded  by any court
or the margin, that the rate on this        exercising  jurisdiction  under  the
note  will  be  the  same  rate  you        Bankruptcy Code.
charge on any  other  loans or class        WAIVER:  I  give  up  my  rights  to
of loans to me or other borrowers.          require you to do certain things,  I
ACCRUAL-METHOD:    The   amount   of        will not require you to:
interest  that  I will  pay on  this        (1) demand  payment  of amounts  due
loan  will be  calculated  using the        (presentment);
interest  rate  and  accrual  method        (2) obtain official certification of
stated on page 1 of this  note.  For        nonpayment (protest);
the purpose of interest calculation,        (3) give  notice  that  amounts  due
the accrual  method  will  determine        have  not  been  paid   (notice   of
the  number of days in a "year."  If        dishonor);
no accrual  method is  stated,  then        (4)  give   notice   of   intent  to
you may use any  reasonable  accrual        accelerate; or
method for calculating interest.            (5) give notice of acceleration.
POST MATURITY  RATE: For purposes of        I waive any defenses I have based on
deciding  when  the  "Post  Maturity        suretyship    or    impairment    of
Rate" (shown on page 1) applies, the        collateral.
term  "maturity"  means  the date of        OBLIGATIONS      INDEPENDENT:      I
the last scheduled payment indicated        understand that I must pay this note
on page 1 of this  note or the  date        even if someone else has also agreed
you accelerate  payment on the note,        to pay it (by, for example,  signing
whichever is earlier.                       this form or a separate guarantee or
SINGLE ADVANCE  LOANS:  If this is a        endorsement).  You may sue me alone,
single   advance  loan,  you  and  I        or anyone else who is  obligated  on
expect  that you will  make only one        this  note,  or  any  number  of  us
advance of principal.  However,  you        together,  to collect this note. You
may  add   other   amounts   to  the        may do so without any notice that it
principal  if you make any  payments        has  not  been   paid   (notice   of
described   in  the   "PAYMENTS   BY        dishonor).  You may  without  notice
LENDER" paragraph below.                    release any party to this  agreement
MULTIPLE ADVANCE LOANS: If this is a        without  releasing  any other party.
multiple  advance  loan,  you  and I        If you  give up any of your  rights,
expect  that you will make more than        with or without notice,  it will not
one advance of principal. If this is        affect my duty to pay this note. Any
closed end  credit,  repaying a part        extension  of new  credit  to any of
of the principal will not entitle me        us, or  renewal  of this note by all
to additional credit.                       or  less  than  all of us  will  not
PAYMENTS  BY  LENDER:   If  you  are        release  me  from my duty to pay it.
authorized  to  pay,  on my  behalf,        (Of course, you are entitled to only
charges I am  obligated to pay (such        one  payment  in full.) I agree that
as  property  insurance   premiums),        you may at your  option  extend this
then you may  treat  those  payments        note or the debt represented by this
made by you as advances and add them        note,  or any portion of the note or
to the unpaid  principal  under this        debt,  from  time  to  time  without
note,  or you may  demand  immediate        limit  or  notice  and for any  term
payment of the charges.                     without  affecting my liability  for
SET-OFF:  I agree  that  you may set        payment  of the  note.  I  will  not
off any amount due and payable under        assign  my  obligation   under  this
this note  against  any right I have        agreement without your prior written
to receive money from you.                  approval.
"Right to  receive  money  from you"        FINANCIAL  INFORMATION:  I agree  to
means:                                      provide  you,  upon   request,   any
(1) any  deposit  account  balance I        financial  statement or  information
have with you;                              you may deem  necessary,  I  warrant
(2) any money  owed to me on an item        that the  financial  statements  and
presented   to   you   or  in   your        information  I provide to you are or
possession    for    collection   or        will  be   accurate,   correct   and
exchange; and                               complete.
(3)  any  repurchase   agreement  or        NOTICE: Unless otherwise required by
other nondeposit obligation.                law, any notice to me shall be given
"Any  amount due and  payable  under        by delivering it or by mailing it by
this note" means the total amount of        first class mail  addressed to me at
which  you are  entitled  to  demand        my last  known  address.  My current
payment under the terms of this note        address  is on page  1. 1  agree  to
at the time you set off.  This total        inform  you in writing of any change
includes  any  balance  the due date        in  my  address.  I  will  give  any
for  which you  properly  accelerate        notice  to you by  mailing  it first
under this note.                            class to your address stated on page
If my right to  receive  money  from        1 of this agreement, or to any other
you is also owned by someone who has        address that you have designated.
not  agreed to pay this  note,  your
right of  set-off  will  apply to my
interest  in the  obligation  and to
any other  amounts I could  withdraw
on my sole  request or  endorsement.
Your right of set-off does not apply
to an  account  or other  obligation
where  my  rights   are  only  as  a
representative,  It  also  does  not
apply to any  Individual  Retirement
Account   or   other    tax-deferred
retirement account.

                                  NOTE ADDENDUM
                  TO subparagraph (1) of the Default paragraph

"...and such failure shall continue for a period often (1U) calendar days after the giving of written notice by the Lender to the Borrower of such event; provided, however the Lender hereof shall not be required to give such notice or an opportunity to cure more than twice during any twelve (12) consecutive month period during the term of the loan."